Exhibit 10.1(d)

Nonqualified Option Agreement

Stock Option No.  __________

HELIX BIOMEDIX, INC. (THE “COMPANY”)
NONQUALIFIED STOCK OPTION AGREEMENT

We are pleased to inform you that the Company has granted to you, as the individual named below (the “Optionee”), this Stock Option. This Stock Option Agreement is a contract between you and the Company. It grants to you certain defined rights, at certain times and under certain conditions, to purchase shares of the Company’s Common Stock, and in exchange you accept certain obligations and responsibilities, as described below and in the Company’s 2011 Stock Option Plan, (the “Plan”) and the Terms and Conditions attached here.

FOR VALUABLE CONSIDERATION, the Company does hereby grant to the Optionee, as of the Date of Option Grant specified below, the right and option to purchase the number of shares of the Company’s $0.001 par value Common Stock specified below (the “Option Shares”) for the Exercise Price Per Share specified below, and the right to purchase the Option Shares under this Stock Option Agreement shall accrue and vest according to the Vesting Schedule specified below:

NAME OF OPTIONEE:

TYPE OF OPTION:  Nonqualified Stock Option

NUMBER OF OPTION SHARES:

EXERCISE PRICE PER SHARE:

DATE OF OPTION GRANT:

EXPIRATION DATE:

VESTING SCHEDULE:

EXECUTED as of the Date of Option Grant.

HELIX BIOMEDIX, INC.

___________________________________
By:  R. Stephen Beatty, President and CEO

BY SIGNING BELOW AND ENTERING INTO THIS STOCK OPTION AGREEMENT, OPTIONEE AGREES TO THE TERMS HEREOF AND ALL OBLIGATIONS AND RESPONSIBILITIES AS DESCRIBED IN THE PLAN AND THE ATTACHED TERMS AND CONDITIONS.

OPTIONEE

______________________________________________________
                                                 , as Optionee

Stock Option Agreement (2011 Stock Option Plan)

Nonqualified Option Agreement

TERMS AND CONDITIONS OF STOCK OPTION AGREEMENT

UNLESS EXPRESSLY SET FORTH IN THESE TERMS AND CONDITIONS, THIS AGREEMENT IS SUBJECT TO THE COMPANY'S 2011 STOCK OPTION PLAN (THE “PLAN”).

CAPITALIZED TERMS USED IN THIS STOCK OPTION AGREEMENT (THIS “AGREEMENT”), IF NOT OTHERWISE DEFINED, HAVE THE MEANINGS GIVEN THEM IN THE PLAN.

1.	(a)	Any Option Shares which become purchasable (“vest”) but are not purchased on a vesting date or anniversary date, as the case may be, may be purchased on any subsequent date, provided all options for the purchase of Option Shares must be exercised within the time periods specified in Section 2 below.

(b)	Optionee’s shall have conditional purchase rights in the event of any Change of Control Event or dissolution as described in the Plan.

2.
All UNVESTED options shall expire upon any termination of Optionee’s employment with or provision of services to the Company for any reason, whether voluntary or involuntary, or upon the death or Disability of Optionee, as more fully described in the Plan.

Subject to the terms hereof, all VESTED options (i.e., options for which the right to purchase has accrued) shall expire at the earliest of the following:

(a)	The expiration date specified in the Stock Option Agreement;

(b)	With respect to any Employee, immediately upon any involuntary termination of Optionee’s employment for cause;

(c)
With respect to any Employee, ninety (90) days after involuntary termination of Optionee’s employment without cause; provided, however, that the Board or its designated Committee may extend the expiration period for any such Employee up to five (5) years;

(d)
With respect to any Employee, ninety (90) days after voluntary termination of employment; provided, however, that the Board or its designated Committee may extend the expiration period for any such Employee up to five (5) years;

(e)
With respect to any Consultant, ninety (90) days after the earlier of (i) the date either the Company or the Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the consultant has not performed any service for the Company, unless in either case, such termination is on account of death or disability;

(f)
With respect to a Director, ninety (90) days after resignation or removal from the Board of the Company or other cessation of service as a Director other than on account of death or disability; provided, however, that the Board or its designated Committee may extend the expiration period for any such Director who resigns up to five (5) years;

(g)	Twelve (12) months after Optionee’s death or disability; provided, however, that the Board or its designated Committee may extend the expiration period for such vested options up to five (5) years; or

(h)	In the event of a Change of Control Event, or the filing of Articles of Dissolution, as described in the Plan.

Stock Option Agreement (2011 Stock Option Plan)

Nonqualified Option Agreement

Optionee agrees that all vested and unvested options granted pursuant to this Stock Option shall expire in accordance with the provisions of this paragraph 2 following involuntary or voluntary termination of Optionee's employment with, engagement by or services to the Company, as applicable, for any reason. Optionee hereby waives the right to recover as damages any vested or unvested stock options which expire according to this paragraph 2. This waiver shall include, but not be limited to; damages related to any claims Optionee may have against the Company to which Optionee may be entitled by virtue of employment with the Company or the termination of Optionee's employment.

3.
This Stock Option may be exercised at different times for portions of the total number of Option Shares for which the right to purchase shall have accrued and vested hereunder, provided that such portions are in multiples of ten (10) shares if the Optionee holds vested portions for ninety-nine (99) or fewer shares and otherwise in multiples of one hundred (100) shares.

4.	This Stock Option shall be adjusted for recapitalization, stock splits, stock dividends and the like as described in the Plan.

5.
This is not an employment contract and while the benefits, if any, of this Stock Option may be an incident of the Optionee's employment with or provision of services to the Company, the terms and conditions of such employment or provision of services are otherwise wholly independent hereof.

6.
Neither this Stock Option nor any right under this Agreement is assignable and rights under this Agreement may be exercised only by the Optionee or a person to whom the rights under this Agreement shall pass by will or the laws of descent and distribution.

7.
The Optionee shall indicate Optionee's intention to exercise this Stock Option with respect to vested Option Shares by notifying the Company in writing of such intention in the form of the Notice of Exercise attached hereto as Exhibit A, indicating the number of Option Shares Optionee intends to purchase and, within ten (10) days thereafter, paying to the Company an amount sufficient to cover the total option price of such Option Shares together with the amount of federal, state and local income and FICA taxes required to be withheld by the Company, if any, as provided in the Plan. Payment of the Exercise Price Per Share specified on the first page of this Agreement shall be made in cash or in accordance with such procedures for a “cashless exercise” as may be established from time to time by the Company to facilitate exercises of Stock Options and sales of Option Shares under the Plan.

8.
Notwithstanding the foregoing, no Stock Option shall be exercisable and rights under this Agreement are not enforceable, unless and until all requirements imposed by or pursuant to Section 2.18 of the Plan are satisfied.

SECTION 2.18 OF THE PLAN DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THIS OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY OPTION SHARES TO THE OPTIONEE.

THERE CAN BE NO ASSURANCE THAT APPLICABLE EXEMPTION(S) ALLOWING ISSUANCE OF THE SHARES UPON EXERCISE WILL BE AVAILABLE, NOR IS THERE ASSURANCE THAT ISSUED SHARES WILL BE REGISTERED OR THAT ONCE REGISTERED THE REGISTRATION WILL BE MAINTAINED. IF THE SHARES ARE NOT REGISTERED OR IF THE REGISTRATION IS NOT MAINTAINED, THE OPTIONEE WILL NOT BE ABLE TO TRADE SHARES OBTAINED UPON EXERCISE OF THIS STOCK OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO THE OPTIONEE PRIOR TO THE EXPIRATION OF THIS OPTION. AS A CONSEQUENCE OF THE FOREGOING, THE OPTIONEE MIGHT NOT HAVE AN OPPORTUNITY TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE AND, IF THE OPTIONEE IS ABLE TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE, THE OPTIONEE MIGHT NOT HAVE THE OPPORTUNITY TO TRADE SUCH OPTION SHARES.

Stock Option Agreement (2011 Stock Option Plan)

Nonqualified Option Agreement

10.	NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS

Neither Optionee nor any other person shall have any claim or right to be granted a Stock Option under the Plan. Having received a Stock Option under the Plan shall not give Optionee any right to receive any other grant or option under the Plan. Optionee shall have no rights to or interest in any Option except as set forth herein, in the Plan, or in another Option specifically granted by the Company to Optionee. Neither this Option, the Plan, nor any action taken hereunder or under the Plan shall be construed as giving any Employee, Consultant or Director any right to be retained in the employ of, or be engaged as a Consultant to, or serve as a Director of, the Company, as the case may be, or otherwise in any way affect any right and power of the Company to terminate the employment or engagement of any Employee, Consultant or Director at any time with or without assigning a reason therefore. Nothing in the Plan restricts the Company's rights to adopt other option plans pertaining to any or all of the Employees, Consultants or Directors covered under the Plan or other Employees, Consultants or Directors not covered under the Plan.

THIS AGREEMENT AND THE STOCK OPTION REPRESENTED HEREBY MAY BE AFFECTED, WITH REGARD TO BOTH VESTING SCHEDULE AND TERMINATION, BY LEAVES OF ABSENCE, A REDUCTION IN THE NUMBER OF HOURS WORKED, PARTIAL DISABILITY AND OTHER CHANGES IN OPTIONEE'S EMPLOYEE, CONSULTANT OR DIRECTOR STATUS, AS THE CASE MAY BE. THE COMPANY'S POLICIES IN SUCH MATTERS, IF ANY, SHALL BE CONTAINED IN THE PLAN GUIDELINES ADOPTED BY THE BOARD. THE PLAN GUIDELINES AND THE GUIDELINES, RULES, POLICIES AND REGULATIONS CONTAINED THEREIN MAY BE AMENDED AT ANY TIME AND FROM TIME TO TIME BY THE BOARD OF DIRECTORS OF THE COMPANY, OR THE COMMITTEE APPOINTED BY SUCH BOARD, IN ITS SOLE DISCRETION AND WITH OR WITHOUT NOTICE. OPTIONEE'S RIGHTS HEREUNDER OR UNDER THE PLAN AT ANY TIME SHALL BE GOVERNED BY THE PLAN GUIDELINES IN EFFECT AT THE TIME OF ANY CHANGE IN OPTIONEE'S STATUS AS CONTEMPLATED ABOVE.

11.
The Stock Option represented by this Agreement is granted pursuant to and is controlled by the Plan and by the Plan Guidelines, if any, as adopted by the Board and amended from time to time. Optionee, by execution hereof, acknowledges receipt of the Plan and the Plan Guidelines as they currently exist and acceptance of the terms and conditions of the Plan, the Plan Guidelines and of this Agreement.

12.
If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to this option to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

Stock Option Agreement (2011 Stock Option Plan)

Nonqualified Option Agreement

EXHIBIT A

HELIX BIOMEDIX, INC.

NOTICE OF EXERCISE
OF
STOCK OPTION

TO: HELIX BIOMEDIX, INC. (the “Company”)

The undersigned hereby exercises Stock Option No. ________, granted on __________________, by the Company pursuant to its 2011 Stock Option Plan, to purchase __________ shares of the Company’s $0.001 par value Common Stock of the Company at a price of $________  per Share, for a total purchase price of $________.

THE SHARES ARE BEING ACQUIRED BY THE UNDERSIGNED FOR INVESTMENT PURPOSES ONLY AND NOT WITH ANY PRESENT INTENTION TO TRANSFER OR DISTRIBUTE THE SAME.

By this exercise, the undersigned agrees to provide for the payment by the undersigned to the Company (in the manner designated by the Company) of the Company's withholding obligation, if any, relating to the exercise of the foregoing Stock Option.

DATE	SIGNATURE

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Stock Option Agreement (2011 Stock Option Plan)